


                                            KOREA EQUITY FUND, INC.


                                                                                 December 18, 2001


To Our Shareholders:
     We present the Annual Report of the                Korea's Real Gross Domestic Product ("GDP")
Korea Equity Fund, Inc. (the "Fund") for the            grew 8.8% year-on-year ("yoy"). From an
fiscal year ended October 31, 2001.                     initially optimistic 5% GDP growth target,
                                                        the Finance Minister has acknowledged that a
     The Net Asset Value per share ("NAV") of           2% GDP growth rate for calendar year 2001 is
the Fund on October 31, 2001 was $3.23,                 now inevitable. Public sector spending and
representing a decrease of 8.2% for the year.           the resilience of the domestic consumer have
The closing New York Stock Exchange ("NYSE")            helped to keep the broad economy in positive
market price of the Fund on October 31, 2001            territory, although investment growth has
was $2.62, representing a 18.9% discount to             collapsed.
the NAV. The Fund's net assets aggregated
$27,170,521 on October 31, 2001.                             The overall tone for the year was set
                                                        from the beginning. The economy was slowing
     The Korea Composite Stock Price Index              rapidly as it entered the fourth quarter of
("KOSPI") increased from 514.5 to 537.8 or              2000. Industrial output growth for December
4.5% in local currency terms, for the year.             was 4.7% yoy, the slowest in two years. Weak
Including the Korean won ("Won") depreciation           shipments also raised the inventory/shipment
of 13.5% during the year, this represents a             ratio to a two year high. Daewoo Motors Co.,
total decrease of 7.9% in United States                 Ltd. defaulted in December, 2000, crippling
dollar terms. The Fund under-performed the              parts suppliers. Unemployment rose to 4.1% in
KOSPI, in U.S. dollar terms, by 0.3                     December and touched a high of 5% in
percentage points during the year.                      February, 2001. The Bank of Korea's ("BOK")
                                                        Business Survey Index fell by an
     For the quarter ended October 31, 2001             unprecedented 40 points to 67. In December,
the KOSPI, in U.S. dollar terms, decreased by           the National Assembly approved a 40 trillion
0.2%. The NAV of the Fund increased by 0.6%             Won public fund injection for Financial
during the quarter ended October 31, 2001.              sector restructuring. Two supplementary
The Fund outperformed the KOSPI, in U.S.                budgets totaling 6.64 trillion Won have been
dollar terms, by 0.8 percentage points during           announced, underscoring the government's
the quarter.                                            efforts to support the struggling economy.

                                                             Initially, in a less accommodating mode
South Korean Economy                                    due to inflationary pressures earlier in the
                                                        year, the BOK has been quick to react to the
     During the course of the year, the                 adverse conditions. Monetary easing
Korean government was repeatedly forced to              accelerated in the third quarter of 2001,
lower its economic targets amid clear signs             especially in light of the World Trade Center
of deterioration in global economic                     attack in September. The BOK called an
conditions. In calendar year 2000, South



unscheduled emergency meeting on September              conclusion of two critical corporate
18th and slashed the overnight call lending             restructuring deals. Daewoo Motors Co., Ltd.
rate by 50 basis points to 4% despite                   and Hyundai Investment Trust & Securities
inflation of 4.7% yoy. The liquid monetary              Co., Ltd. were sold to General Motors
conditions, coupled with the higher public              Corporation and American International Group,
works spend boosted Korea's GDP growth in the           Inc. ("AIG"), respectively. Some setbacks are
third quarter of 2001 to a surprising 1.8%              to be expected but these in no way reversed
yoy. External economic conditions, on which             the positive direction of corporate reforms
an export-oriented country such as Korea is             seen in South Korea since the 1998 crisis.
reliant, were weak and appeared likely to
deteriorate further year-on-year                        South Korean Stock Market
macroeconomic indicators, such as industrial
production and exports, remained in negative                 The fiscal year ended October 31, 2001
territory. The latest figures showed that               began on a negative note, soured by the
exports declined 19.3% yoy in October.                  collapse of Dong Ah Construction Industrial
Despite a recovery in chip prices,                      Co., Ltd. and its affiliate Korea Express
semiconductor shipments collapsed by 60.2%              Co., Ltd. while Hyundai Engineering &
yoy in the same period. Imports also fell by            Construction Co., Ltd. narrowly averted
18% yoy indicating that there has been no               bankruptcy. Amid global uncertainty over the
increase in demand. Export growth for                   direction of a weakening technology cycle and
calendar year 2001 is likely to be negative,            profit warnings from major U.S. technology
for the first time in three years.                      companies, the BOK's decision to raise the
                                                        overnight call rate due to inflationary
     Despite being criticized as a lame duck            pressures at a time when easier monetary
government, and President Kim's obsession               policy was needed as support had a sharp
with engaging North Korea and his "sunshine             impact on the stock market.
policy", progress has been made on the
corporate reform front. In some instances,                   Sentiment improved in the first quarter
such as the nationalization of Hyundai                  of 2001 following the U.S. Federal Reserve's
Engineering & Construction Co., Ltd. and                surprise decision to reduce interest rates.
Hynix Semi-conductor Inc., the government has           Critically, the Government through the Korea
appeared too interventionist. Nevertheless,             Development Bank, bought 20 trillion Won in
there have also been positive developments              corporate bonds to alleviate the liquidity
over the last year. In June, airline workers,           squeeze in the corporate bond market,
supported by the militant Korean                        restoring some confidence and stability to
Confederation of Trade Unions, went on a                the financial system. Mid to lower grade
labor strike demanding reduced work hours and           issuers were offered credit enhancements. The
double-digit salary increases. The Government           KOSPI Index rallied sharply in January.
took a less compromising attitude towards the           However, concerns that the interest rate
strikes and the airline workers failed to win           reductions would fail to revive the slumping
popular support. Union power has declined               global environment resulted in the stock
sharply following the International Monetary            market giving back most of the gains through
Fund ("IMF") crisis and the recent                      February and March.
deterioration in economic conditions. The
third quarter of 2001 witnessed the



     Excitement returned to the market in               Portfolio Activities
April with the announcement of a settlement
in the merger between Housing & Commercial                   The Fund started off the year ended
Bank ("H&CB") and Kookmin Bank. We witnessed            October 31, 2001 with an overweight position
contrasting fortunes in performances of the             in the Technology sector. While focusing on
export-oriented industries, in particular the           the larger capitalization stocks, the Fund
Technology sector, and that of the domestic             grew cautious toward the small capitalization
consumption stocks. Domestic consumer                   sector of the market. In this severe
confidence remained relatively durable                  downturn, the Fund stayed with market leaders
despite the weakening economic fundamentals.            such as Samsung Electronics Co., Ltd. and
Optimism for a technology led recovery waned            Daeduck Electronics Co., Ltd., stocks that
as Direct Random Access Memory ("DRAM") spot            would be affected somewhat in the first
prices sank below $2, threatening Hynix                 stages of the downturn, but would also emerge
Semiconductor Inc.'s plan to raise $1.4                 from a recovery in a much stronger position.
billion to pay off its debt obligations.                Companies such as Hynix Semiconductor Inc.
                                                        and LG Electronics Inc. with questionable
     A further collapse in DRAM spot prices             financial positions and serious corporate
to below $1 caused Hynix Semiconductor Inc.'s           governance problems were liquidated entirely
share price to decrease 39.6% in August, as             from the portfolio.
the company desperately sought another
bailout package from its creditor banks.                     Financial sector exposures were lifted
Existing weakness was exacerbated by the                aggressively from an underweight position to
World Trade Center attack in September.                 an overweight position. Nevertheless, the
Despite good progress on the domestic front             Fund was positioned towards the banks rather
with the resolution of the sale of Daewoo               than the Securities sector with the exception
Motors Co., Ltd. to General Motors                      of the top Korean brokerage firm, Samsung
Corporation and Hyundai Investment Trust &              Securities Co., Ltd. Positions in both H&CB
Securities Co., Ltd. to AIG, investors chose            and Kookmin Bank were increased prior to the
to ignore these positive developments.                  merger. The Fund also added positions in
                                                        companies that are leaders in their
     The KOSPI recovered some lost ground in            respective fields; Samsung Fire & Marine
October as the U.S. Federal Reserve                     Insurance Co., Ltd. in insurance and Kookmin
decisively unleashed abundant liquidity into            Credit Card Co., Ltd. in consumer finance. A
the financial system with the European                  good quality second tier private sector bank,
Central Bank and Asian Central Bank followed            Hana Bank was also added to the portfolio.
suit. The oversold Technology sector led this
turnaround. The KOSPI closed the year ending                 Within the consumption sector, the Fund
October 31, 2001 at 537.81, an appreciation             realized some profits on Shinsegae Co., Ltd.
of 4.5%, in Korean Won terms.                           following a sustained period of
                                                        outperformance. The Fund began positioning
                                                        for companies that would benefit from the
                                                        World Cup finals that will be held in
                                                        Korea/Japan in June 2002. Advertising leaders
                                                        Cheil Communications Inc. and LG AD Inc. were
                                                        added to the portfolio. Significant stock
                                                        disposals included Korea




Electric Power Corp., Korea Telecom Corp.,              South Korean consumer is coming from an
and Samsung Electro Mechanics Co., Ltd.                 under-leveraged financial position.


Investment Strategy                                          The Fund is off to a good start this
                                                        current year as investors priced the stock
     In the absence of a recovery in demand             market for a full-fledged global economic
in the first half of calendar year 2002, the            recovery in the second half of 2002. The
Domestic sector is expected to carry the                loose monetary conditions and abundant
burden of supporting the South Korean                   liquidity in the financial system should
economy. Public sector spending will be                 support the stock market. While the Fund has
boosted. In early November, the National                a similar outlook, some caution is merited
Assembly passed a second supplementary budget           given the rapid rise of the KOSPI.
of 1.64 trillion Won in addition to the                 Expectations for the Technology sector
initial 5 trillion Won approved earlier in              appears optimistic, as the demand outlook
the year. Despite the differences between the           remains poor going into 2002. The Fund
political parties on many other matters, they           advocates an underweight position in the
realize the severity of the economic problems           Technology sector and would prefer to
ahead and share a common economic platform.             capitalize on the current strength to reduce
The IMF has endorsed the South Korean                   its position.
Government's support for the economy,
indicating that there is room for a budget                   The weighting of the Financial sector
deficit in calendar year 2002. The IMF also             has been increased over the course of the
encouraged an easier monetary stance given              year, and the Fund will look to increase the
the subdued inflationary pressures.                     exposure further. In recent weeks, the
                                                        government offered the better quality private
     Given the weakening economic outlook and           sector banks the opportunity to exit from the
a potential rise in unemployment, some                  Hynix Semiconductor Inc. bailout, and they
moderation in consumer spending is expected.            took it. This is an indication that this
Yet, the Fund expects the consumer trend in             group of banks has now gained some
South Korea to hold steady for two reasons.             independence from the stranglehold of the
First, the South Koreans, like most of their            Government. In addition to the benefit of
Asian neighbors, maintain historically high             secular growth from the emphasis on consumer
savings rates. Disposable incomes should be             lending, the Fund intends to position itself
boosted further by the Government's plans to            in the second tier private sector banks in
reduce the personal income tax rate and offer           anticipation of consolidation within the
temporary exemption from the luxury goods               Banking sector. If the consolidation does
tax. Second, South Korean consumers were                materialize, these second tier banks would be
crowded out of funding sources prior to 1997            accorded the re-rating that Kookmin Bank
by the excessive demand for credit from the             currently enjoys.
Chaebol Groups. Since the IMF crisis, banks
have withdrawn credit facilities to Chaebols                 Elsewhere, the Fund anticipates
and prefer to concentrate their marking                 maintaining an overweight position in the
efforts on consumers. The average                       Telecommunications sector for its
                                                        defensiveness, while reducing its already
                                                        underweight position in the Utility sector
                                                        further due to the unfavorable regulatory






regime. Consumption stocks are likely to be             developments and to exercise caution in our
added to the portfolio selectively.                     management of the Fund.

     In closing, we share the concerns of our                We appreciate your continuing support of
shareholders with the terrorist attacks on              your Fund.
September 11, 2001 and we extend our sympathy
to the families of all of the victims. We
will continue to monitor world
                                                        Sincerely,



------------------------------------------------------------------------------
     A new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM"), a new Investment Sub-Advisory Agreement between NAM and Nomura Asset Management Hong Kong Limited ("NAM-Hong Kong") and a new Investment Sub-Advisory Agreement between NAM and Nomura Asset Management Singapore Limited ("NAM-Singapore") were approved by Shareholders at their 2001 Annual Shareholder Meeting held on July 24, 2001. The new contracts allow NAM-U.S.A. to delegate security selection and order placement to NAM. NAM can delegate security selection to NAM-Hong Kong and NAM-Singapore. In addition, NAM has the authority to delegate order placement to NAM-Singapore.

     Mr. Gary Lim, of NAM-Singapore, is primarily responsible for day-to-day management of the portfolio of the Fund. Mr. Lim has held such responsibilities for the Fund since November, 2001. Mr. Lim was a Fund Manager with OCBC Asset Management from 1995 to 2000 and Portfolio Manager with NAM-Singapore from 2000 to the present.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                               INTERNET WEBSITE

     NAM-U.S.A. (the "Manager") has established an Internet website which highlights the Manager's history, its investment philosophy and process and products, which includes the Fund. The Internet web address is
www.nomura-asset.com. We invite you to view the Internet website.
-----------------------------------------------------------------------------

                            KOREA EQUITY FUND, INC.

                       FUND HIGHLIGHTS--OCTOBER 31, 2001

KEY STATISTICS:
      Net Assets.....................................................   $   27,170,521
      Net Asset Value per Share......................................   $         3.23
      Closing NYSE Market Price                                         $         2.62
      Percentage Change in Net Asset value per Share*................           (8.2%)
      Percentage Change in NYSE Market Price*........................           (0.2%)




MARKET INDEX:
Percentage change in market index*
                                                                       KOREAN WON                   U.S.$
                                                                       ----------                   ------
      Korea Composite Stock Price Index*                                   4.5%                     (7.9%)
      *From November 1, 2000 through October 31, 2001

ASSET ALLOCATION:
      Korean Equity Securities.......................................           96.3%
      Cash and Cash Equivalents......................................            5.2
                                                                                -----
      Total Investments..............................................          101.5
      Liabilities in Excess of Other Assets, Net.....................          (1.5)
                                                                               ------
      Net Assets.....................................................         100.0%
                                                                       ==============



INDUSTRY DIVERSIFICATION:
                                                  % of                                                   % of
                                               Net Assets                                            Net Assets
                                               -----------                                           ----------
Telecommunications....................              18.4       Food and Beverages................           3.4
Consumer Electronics..................              13.8       Retail............................           3.1
Banking and Financial Services........              13.8       Miscellaneous Manufacturing.......           3.0
Services..............................              11.4       Chemicals & Pharmaceuticals.......           2.5
Iron and Steel........................               5.8       Securities........................           2.4
Electrical Machinery..................               5.5       Oil and Gas.......................           1.5
Automotive Equipment and Parts........               5.3       Information and Software..........           1.2
Utilities.............................               5.2




                 TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

                                                                                                            % of
Security:                                                                          Market Value          Net Assets
--------                                                                           ------------          ----------
Samsung Electronics Co., Ltd.............................................              $3,766,737          13.8
SK Telecom Co., Ltd......................................................               2,838,287          10.4
Kookmin Bank.............................................................               2,743,753          10.1
Korea Telecom Corp.......................................................               2,167,006           8.0
Pohang Iron and Steel Co., Ltd...........................................               1,577,320           5.8
Korea Electric Power Corp................................................               1,422,153           5.2
Hyundai Motor, Ltd.......................................................               1,176,143           4.3
Shinhan Financial Group Co., Ltd.........................................               1,010,496           3.7
Cheil Communications Inc.................................................                 890,782           3.3
Samsung Fire & Marine Insurance Co., Ltd.................................                 834,469           3.1


------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Korea Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Korea Equity Fund, Inc. (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 7, 2001
------------------------------------------------------------------------------




                            KOREA EQUITY FUND, INC.
                           SCHEDULE OF INVESTMENTS*
                               OCTOBER 31, 2001

                                                                                                Market           % of
                                                              Shares            Cost             Value        Net Assets
                                                              ------            ----            -------       ----------
KOREAN EQUITY SECURITIES
Automotive Equipment and Parts
Hyundai Motor, Ltd.................................           73,000      $    940,956     $   1,176,143            4.3
  Passenger cars, trucks, autoparts
  and commercial vehicles
Kia Motors+........................................           41,000           305,145           266,452            1.0
                                                                          ------------     -------------            ---
  Automobiles and autoparts
Total Automotive Equipment and Parts...............                          1,246,101         1,442,595            5.3
                                                                          ------------     -------------            ---

Banking and Financial Services
Kookmin Bank.......................................          104,927         2,250,796         2,743,753           10.1
  Commercial bank
Shinhan Financial Group Co., Ltd.+.................          117,000         1,167,061         1,010,496            3.7
                                                                          ------------     -------------            ---
  Consumer and commercial-related
  financial services
Total Banking and Financial Services...............                          3,417,857         3,754,249           13.8
                                                                          ------------     -------------           ----

Chemicals and Pharmaceuticals
Dong-A Pharmaceutical Co., Ltd.....................           23,667           298,674           384,062            1.4
  Pharmaceutical products



                      See notes to financial statements.


                            KOREA EQUITY FUND, INC.

                     SCHEDULE OF INVESTMENTS*--(Continued)

                               OCTOBER 31, 2001





                                                                                                Market           % of
                                                              Shares            Cost             Value        Net Assets
                                                              ------            ----            -------       ----------
LG Household & Health Care Ltd.+...................           13,282      $     40,343     $    288,583             1.1
                                                                          ------------     ------------             ---
    Dental care products
Total Chemicals and Pharmaceuticals................                            339,017          672,645             2.5
                                                                          ------------     ------------             ---

Consumer Electronics
Samsung Electronics Co., Ltd.......................           28,028         3,161,903        3,766,737            13.8
                                                                          ------------     ------------            ----
    Consumer electronics, computers, and
    telecommunications

Electrical Machinery
Dae Duck Electronics Co............................          106,006           553,080          787,450             2.9
    Printed circuit boards
Samsung SDI Co., Ltd...............................            8,000           356,715          322,231             1.2
    Cathode ray tubes for televisions and computer
    monitors
Sindo Ricoh Co., Ltd...............................           12,000           405,798          377,382             1.4
                                                                          ------------     ------------             ---
    Office automation equipment
Total Electrical Machinery.........................                          1,315,593        1,487,063             5.5
                                                                          ------------     ------------             ---

Food and Beverages
Hite Brewery Co., Ltd..............................            6,800           301,239          247,560             0.9
    Beer
Nhong Shim Co., Ltd................................           10,000           388,140          453,137             1.7
    Instant noodles
Tong Yang Confectionery Corporation................           12,000           215,579          215,647             0.8
                                                                          ------------     ------------             ---
    Snacks distributor
Total Food and Beverages...........................                            904,958          916,344             3.4
                                                                          ------------     ------------             ---

Information and Software
Duzon Digital Ware Co., Ltd........................           14,700           266,246          319,961             1.2
                                                                          ------------     ------------             ---
    Computer software

Iron and Steel
Pohang Iron and Steel Co., Ltd.....................           22,880         1,214,037        1,577,320             5.8
                                                                          ------------     ------------             ---
    Hot and cold rolled steel products

Miscellaneous Manufacturing
Korea Tobacco & Ginseng Corporation................           21,000           284,397          299,303             1.1
Korea Tobacco & Ginseng Corporation
144A GDR**.........................................           68,000           485,620          503,200             1.9
                                                                          ------------     ------------             ---
    Cigarettes and other tobacco products
Total Miscellaneous Manufacturing..................                            770,017          802,503             3.0
                                                                          ------------     ------------             ---

Oil and Gas
S-Oil Corporation..................................           13,340           294,823          419,006             1.5
                                                                          ------------     ------------             ---
    Petroleum and related products



                      See notes to financial statements.


                            KOREA EQUITY FUND, INC.

                     SCHEDULE OF INVESTMENTS*--(Continued)

                               OCTOBER 31, 2001



                                                                                                Market           % of
                                                              Shares            Cost             Value        Net Assets
                                                              ------            ----            -------       ----------
Retail
Shinsegae Co., Ltd.................................           11,700      $     626,501    $       832,866           3.1
                                                                          -------------    ---------------        ------
  Department store chain

Securities
Samsung Securities Co., Ltd........................           25,000            661,353            649,690           2.4
                                                                                                                  ------
  Brokerage services

Services
Cheil Communications Inc...........................           10,000            642,316            890,782           3.3
  Advertising
Kookmin Credit Card Co., Ltd.......................           15,000            349,977            402,014           1.5
  Credit card and financial services
LG AD Inc..........................................           22,570            121,679            167,658           0.6
  Advertising agencies
S1 Corporation.....................................           32,000            425,029            404,028           1.4
  System security
Samsung Fire & Marine Insurance Co., Ltd...........           26,600            792,458            834,469           3.1
  Non-life insurance
Tae Young Corporation..............................           20,000            375,011            402,789           1.5
                                                                           ------------       ------------        ------
  Heavy construction
Total Services.....................................                           2,706,470          3,101,740          11.4
                                                                           ------------       ------------        ------

Telecommunications
Korea Telecom Corp.................................           50,100          3,867,019          1,862,742           6.9
Korea Telecom Corp. ADR............................           14,600            538,403            304,264           1.1
  Telecommunications
SK Telecom Co., Ltd................................           11,600          1,860,884          2,205,887           8.1
SK Telecom Co., Ltd. ADR...........................           30,000            426,835            632,400           2.3
                                                                           ------------       ------------        ------
  Mobile telecommunications and paging services
Total Telecommunications...........................                           6,693,141          5,005,293          18.4
                                                                           ------------       ------------        ------

Utilities
Korea Electric Power Corp..........................           90,000          2,040,675          1,422,153           5.2
                                                                           ------------       ------------        ------
  Power supplier
TOTAL KOREAN EQUITY SECURITIES.....................                          25,658,692         26,170,165          96.3
                                                                           ------------       ------------        ------



                      See notes to financial statements.

                            KOREA EQUITY FUND, INC.

                               OCTOBER 31, 2001





                                                                     Principal                      Market          % of
                                                                       Amount         Cost           Value       Net Assets
                                                                     ----------       ----          -------      ----------
INVESTMENT IN SHORT-TERM SECURITIES

   Time Deposit
Royal Bank of Canada-interest bearing call account
   2.5625% due 11/1/01........................................      $1,400,000    $   1,400,000   $1,400,000           5.2
                                                                                  -------------   ----------        ------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES....................                        1,400,000     1,400,000          5.2
                                                                                   ------------     ---------       ------
TOTAL INVESTMENTS.............................................                       27,058,692    27,570,165        101.5
                                                                                    -----------    ----------        -----
LIABILITIES IN EXCESS OF OTHER ASSETS, NET....................                         (399,644)     (399,644)        (1.5)
                                                                                   -------------  ------------      -------
NET ASSETS....................................................                    $26,659,048    $27,170,521         100.0
                                                                                  ===========    ===========         =====

*The description following each investment is unaudited and not covered by the Report of Independent Accountants.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
+Non-income producing securities.
**Securities may only be sold to institutional buyers. At October 31, 2001 the value of this security amounted to $503,200 or 1.9% of net assets.




      Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2001.

            Korean won             KRW             1,291.00 = $1.00




                      See notes to financial statements.

                            KOREA EQUITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2001






ASSETS:
     Investments in securities, at market value (cost--$25,658,692).........................    $ 26,170,165
     Investments in short-term securities, at market value (cost--$1,400,000)...............       1,400,000
     Cash...................................................................................         352,926
     Receivable for dividends and interest, net of withholding taxes........................             307
                                                                                                ------------
                  Total Assets..............................................................      27,923,398


LIABILITIES:
     Payable for investments purchased......................................................         485,620
     Accrued management fee.................................................................          21,249
     Other accrued expenses.................................................................         246,008
                                                                                                ------------
                  Total Liabilities.........................................................         752,877
                                                                                                ------------


NET ASSETS:
     Capital stock (par value of 8,409,000 shares of capital stock outstanding, authorized
       100,000,000, par value $0.10 each)...................................................         840,900
     Paid-in capital........................................................................      89,047,670
     Accumulated net realized loss on investments
       and foreign currency transactions....................................................     (63,229,522)
     Unrealized net appreciation on investments and foreign exchange........................         511,473
                                                                                                 ------------
                  Net Assets................................................................    $ 27,170,521
                                                                                                ============
     Net asset value per share..............................................................         $  3.23
                                                                                                ============




                      See notes to financial statements.

                            KOREA EQUITY FUND, INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2001



INCOME:
Dividend income (less $104,729 withholding taxes)........................            $529,993
Interest income..........................................................              58,837
                                                                                 ------------
         Total Income....................................................                          $       588,830
                                                                                                   ---------------


EXPENSES:
Management fee...........................................................             311,915
Legal fees...............................................................             271,600
Custodian fees...........................................................             111,900
Shareholder reports......................................................              77,180
Auditing and tax reporting fees..........................................              50,495
Directors' fees and expenses.............................................              41,675
Registration fees........................................................              33,060
Transfer agency fees.....................................................              26,250
Miscellaneous fees.......................................................               9,855
Annual meeting expenses..................................................               8,513
Insurance expenses.......................................................               1,460
                                                                                 ------------
         Total Expenses..................................................                                  943,903
         Waived Management fee...........................................                                  (68,676)
                                                                                                     --------------
         Net Expenses....................................................                                  875,227
                                                                                                      ------------
INVESTMENT LOSS--NET......................................................                                (286,397)
                                                                                                      -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized loss on investments and foreign currency transactions:
Net realized loss on investments.........................................                               (5,117,996)
Net realized loss on foreign exchange....................................                               (1,866,001)
                                                                                                      -------------
Net realized loss on investments and foreign exchange....................                               (6,983,997)
                                                                                                      -------------
Change in net unrealized appreciation on investments.....................                                6,417,841
Change in net unrealized depreciation on translation of foreign currency
     and other assets and liabilities denominated in foreign currency....                               (1,555,425)
                                                                                                      -------------
Net realized and unrealized loss on investments and foreign exchange.....                               (2,121,581)
                                                                                                      -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                              ($2,407,978)
                                                                                                       ============



                      See notes to financial statements.

                            KOREA EQUITY FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                          For the Year Ended
                                                                                              October 31,
                                                                                        2001              2000
                                                                                        ----              ----
FROM INVESTMENT ACTIVITIES:
     Net investment loss....................................................      $      (286,397)  $     (274,314)
     Net realized loss on investments.......................................           (5,117,996)      (2,718,026)
     Net realized loss on foreign exchange..................................           (1,866,001)      (4,457,423)
     Change in net unrealized appreciation/(depreciation) on investments....            6,417,841      (16,514,072)
     Change in net unrealized appreciation/(depreciation) on translation of foreign currency and other assets and liabilities denominated in
         foreign currency...................................................           (1,555,425)       6,196,916
                                                                                     -------------    ------------
     Decrease in net assets resulting from operations.......................           (2,407,978)     (17,766,919)


NET ASSETS:
     Beginning of year......................................................           29,578,499       47,345,418
                                                                                      -----------      -----------
     End of year............................................................          $27,170,521      $29,578,499
                                                                                      ===========      ===========


                      See notes to financial statements.

                            KOREA EQUITY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES                          (b) Foreign Currency Transactions--
                                                        Transactions denominated in Korean won ("Won")
     Korea Equity Fund, Inc. (the "Fund")               are recorded in the Fund's records at the
is registered under the Investment Company              prevailing  rate at the time of the
Act of 1940 as a non-diversified, closed-end            transaction. Asset and liability accounts
investment management company. The Fund was             that are denominated in Won are adjusted to
incorporated in Maryland on September 7, 1993           reflect the current exchange rate at the end
and investment operations commenced on                  of the period. Transaction gains or losses
December 3, 1993. The Fund's investment                 resulting from changes in the exchange rate
objective is to seek long-term capital                  during the reporting period or upon
appreciation through investments primarily in           settlement of foreign currency transactions
equity securities of Korean equities. The               are included in the results of operations for
following is a summary of significant                   the current period.
accounting policies followed by the Fund.
                                                              The net assets of the Fund are
         (a) Valuation of Securities--Investments       presented at the exchange rate and market
traded on stock exchanges are valued at the last        values at the close of the period. The Fund
sale price on the principal market on which such        isolates that portion of the results of
securities are traded as of the close of                operations arising as a result of changes in
business on the day the securities are being            the foreign exchange rates on investments
valued or, lacking any sales, at the last               from the fluctuations arising from changes in
available bid price. Securities traded in the           the market prices of securities held at
over-the-counter market (as opposed to the              October 31, 2001. Net realized foreign
OTC market for foreign investors in Korea)              exchange gains or losses include gains or
are valued at the last reported sales price             losses arising from sales of portfolio
as of the close of business on the day the              securities, sales and maturities of
securities are being valued or, if none is              short-term securities, currency gains or
available, at the mean of the bid and offer             losses realized between the trade and
price at the close of the day or, if none is            settlement dates on securities transactions,
available, at the last reported sales price             the difference between the amounts of
available to the Fund. Securities for which             dividends, interest, and foreign withholding
market quotations are not readily available             taxes recorded on the Fund's books and the
and restricted securities are valued in good            United States dollar equivalent of the
faith at fair value using methods determined            amounts actually received or paid. Net
by the Board of Directors. Short-term debt              unrealized foreign exchange gains or losses
securities which mature in 60 days or less              includes gains or losses arising from changes
are valued at amortized cost if their                   in the value of assets and liabilities
original maturity at the date of purchase was           including investments in securities at
60 days or less, or by amortizing their value           October 31, 2001, resulting from changes in
on the 61st day prior to maturity if their              the exchange rate.
term to maturity at the date of purchase
exceeded 60 days. Securities and other                        (c) Security Transactions, Investment
assets, including futures contracts and                 Income, Distributions to Shareholders--Security
related options, are stated at market value             transactions are accounted for on the trade date.
or otherwise at fair value as determined in             Dividend income is recorded on the ex-dividend
good faith by or under the direction of the             date and interest income is recorded on the
Board of Directors of the Fund.                         accrual basis. Realized gains and losses on
                                                        the sale of investments are calculated on the
                                                        identified cost basis.

                      See notes to financial statements.

                            KOREA EQUITY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS-(Continued)





      Distributions from net investment                 to subscribe to new shares which are
income and net realized capital gains are               eligible for a portion of the dividends paid
determined in accordance with Federal income            on existing shares in the year of
tax regulations, which may differ from                  subscription. The Fund normally subscribes to
generally accepted accounting principles. To            new share offerings by Korean companies.
the extent these "book/tax" differences are
permanent in nature (i.e., that they result                   (g) Use of Estimates in Financial
from other than timing of recognition --                Statement Preparation -- The preparation of
"temporary"), such accounts are reclassified            financial statements in accordance with
within the capital accounts based on their              generally accepted accounting principles
Federal tax-basis treatment; temporary                  requires management to make estimates and
differences do not require reclassification.            assumptions that affect the reported amounts
Dividends and distributions which exceed net            and disclosures in the financial statements.
realized capital gains for financial                    Actual results could differ from these
reporting purposes, but not for tax purposes,           estimates.
are reported as distributions in excess of
net realized capital gains.                                   (h) Concentration of Risk -- A
                                                        significant portion of the Fund's net assets
      (d) Capital Account Reclassification              consists of South Korean securities which
-- For the year ended October 31, 2001, the             involve certain considerations and risks not
Fund's paid-in-capital was decreased by                 typically associated with investments in the
$310,358 with decrease in accumulated net               United States. In addition to the smaller
investment loss of $286,397 and decrease in             size, less liquidity and greater volatility,
accumulated net realized loss on investments            the South Korean securities market is less
and foreign currency transactions of $23,961.           developed than the U.S. securities market and
The adjustment was primarily a result of the            there is often substantially less publicly
reclassification of net investment and                  available information about South Korean
foreign exchange losses.                                issuers than there is about U.S. issuers.
                                                        Future economic and political developments in
      (e) Income Taxes -- A provision for               South Korea could adversely affect the
United States income taxes has not been made            liquidity or value, or both, of securities in
since it is the intention of the Fund to                which the Fund is invested. Further, the Fund
qualify as a regulated investment company               may be exposed to currency devaluation and
under the Internal Revenue Code and to                  other exchange rate fluctuations.
distribute within the allowable time limit
all taxable income to its shareholders.                 2.   Management Agreement and Transactions
                                                        With Affiliated Persons
      Under Korean tax laws, a withholding
tax is imposed on dividends and interest                     Nomura Asset Management U.S.A. Inc.
income at the rate of 16.5% and 13.2%,                  (the "Manager") acts as the Manager of the
respectively, and such withholding taxes are            Fund pursuant to a management agreement.
reflected as a reduction of the related                 Under the agreement, the Manager provides all
revenue. There is no withholding tax on                 office space, facilities and personnel
realized gains.                                         necessary to perform its duties. Pursuant to
                                                        such management agreement, the Manager has
         (f) Subscription for New Shares --             retained its parent company, Nomura Asset
As part of their annual corporate action                Management Co., Ltd. ("NAM"), as investment
matters, certain Korean companies offer                 adviser for the Fund, and effective July
rights to their shareholders




                            KOREA EQUITY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS-(Continued)





24, 2001, the Shareholders approved NAM retaining       commissions from the Fund on the
its wholly owned subsidiaries Nomura Asset              execution of portfolio securities
Management Hong Kong Limited ("NAM-Hong                 transactions for the year ended October 31,
Kong") and Nomura Asset Management Singapore            2001. The Fund pays each Director not
Limited ("NAM-Singapore") as investment                 affiliated with the Manager an annual fee of
sub-advisors for the Fund.                              $5,000 plus $500 per meeting attended,
                                                        together with such Director's actual expenses
      As compensation for its services to               related to attendance at meetings. Such fees
the Fund, the Manager receives a monthly fee            and expenses for the unaffiliated Directors
computed daily, at the annual rate of 1.10%             aggregated $41,675 for the year ended October
of the Fund's average weekly net assets.                31, 2001.
Effective June 30, 2000, the Manager
voluntarily reduced its management fee from             3.   Purchases and Sales of Investments
1.1% to 0.95% of the Fund's average weekly
net assets. This reduction will remain in                    Purchases and sales of investments,
effect unless the Manager and the Board of              exclusive of investments in foreign currency
Directors of the Fund mutually agree to                 and short-term securities, for the year ended
reinstate the full management fee. For                  October 31, 2001 were $10,045,667 and
services performed, NAM receives a monthly              $10,137,844, respectively.
fee from the Manager at the annual rate of
0.55% of the average weekly net assets of the                As of October 31, 2001, net
Fund. Effective July 24, 2001 for services              unrealized appreciation on investments,
performed, NAM-Hong Kong and NAM-Singapore              exclusive of short-term securities, for
receive a monthly fee from NAM at an annual             Federal income tax purposes was $511,473 of
rate of 0.05% of average weekly net assets of           which $3,712,912 related to appreciated
the Fund. On November 13, 2001, NAM delegated           securities and $3,201,439 related to
investment discretion over the Fund's assets            depreciated securities. The aggregate cost of
to NAM-Singapore. NAM will now pay                      investments, exclusive of short-term
NAM-Singapore 0.025% of average weekly net              securities, at October 31, 2001 for Federal
assets of the Fund. Under the Management                income tax purposes was $25,658,692. The Fund
Agreement, the Fund paid or accrued fees                has a capital loss carryforward as of October
after the voluntary waiver, to the Manager of           31, 2001 of approximately $63,230,000 of
$243,239 for the year ended October 31, 2001.           which $14,274,000 expires on October 31,
For the year ended October 31, 2001, the                2003, $3,203,000 expires on October 31, 2004,
Manager informed the Fund that NAM received             $5,211,000 expires on October 31, 2005,
fees of $129,549 from the Manager. In                   $20,128,000 expires on October 31, 2006,
addition, the Fund was informed that NAM-Hong           $6,272,000 expires on October 31, 2007,
Kong and NAM-Singapore received fees of                 $7,182,000 expires on October 31, 2008 and
$3,674 and $3,674, respectively from NAM. At            $6,960,000 expires on October 31, 2009.
October 31, 2001, the fee payable to the
Manager by the Fund was $21,249.

      Certain officers and/or directors of
the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd.
("Nomura Securities") (the Manager's indirect parent) earned $1,445 in


                            KOREA EQUITY FUND, INC.


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:

                                                                           For the Year Ended
                                                                              October 31,
                                                   -------------------------------------------------------------------
                                                       2001         2000          1999          1998         1997
                                                       ----         ----          ----          ----         ----
Net asset value, beginning of year.............        $3.52         $5.63        $2.78         $3.55         $7.42
                                                       -----         -----        -----         -----         -----
     Net investment loss.......................        (0.03)        (0.03)       (0.04)        (0.03)        (0.02)
     Net   realized  and   unrealized   gain
        (loss) on  investments  and  foreign
        currency...............................        (0.26)        (2.08)        2.89         (0.74)        (3.85)
                                                      ------        ------       ------        ------        ------
     Total from investment operations..........        (0.29)        (2.11)        2.85         (0.77)        (3.87)
                                                      ------        ------       ------        ------        ------

Net asset value, end of year...................        $3.23         $3.52        $5.63         $2.78         $3.55
                                                       =====         =====        =====         =====         =====

Market value, end of year.....................         $2.620        $2.625       $4.375        $2.9375       $3.6875
Total investment return+......................         (0.2%)       (40.0%)       48.9%        (20.3%)       (47.3%)
Net asset value total returns++................         (8.2%)       (37.5%)      102.5%        (21.7%)       (50.3%)
Ratio to average net assets/supplemental data:
     Net assets, end of year (000)............        $27,171       $29,578      $47,345       $23,343       $29,873
     Operating  expenses  before waiver of a
        portion of the management fee.........          3.36%         2.24%        2.22%         3.13%         2.29%
     Operating  expenses  after  waiver of a
        portion of the management fee.........          3.12%         2.20%        2.22%         3.13%         2.29%
     Net investment loss......................         (1.02%)       (0.60%)      (0.78%)       (1.21%)       (0.40%)
     Portfolio turnover.......................            37%           50%          34%           25%           22%


---------------

+ Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.
++ Based on net asset value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.



                      See notes to financial statements.

                            KOREA EQUITY FUND, INC.

               SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

     The 2001 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, 180 Maiden Lane, New York, New York on July 24, 2001. The purpose of the meeting was to elect five Directors to serve for the ensuing year; to consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.; to consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management, Co., Ltd.; to consider and act upon the proposal to approve a new Investment Sub-Advisory Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management Singapore Limited; to consider and act upon the proposal to approve a new Investment Sub-Advisory Agreement between Nomura Asset Management Co., Ltd., and Nomura Asset Management Hong Kong Limited; and to transact such other business as may properly come before the Meeting or any adjournment thereof. At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., Kazuhiko Hama, Chor Weng Tan, Arthur R. Taylor, and John F Wallace. The shareholders approved a new Management Agreement between Nomura Asset Management U.S.A. Inc. and the Fund, a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd., and a new Investment Sub-Advisory Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management Hong Kong Limited, and a new Investment Sub-Advisory Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management Singapore Limited. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. To elect the Fund's Board of Directors:


                                                                                    Shares Voted           % of
                                                              % of outstanding        Withhold         outstanding
                                         Shares Voted For          Shares             Authority           Shares
                                         -----------------    ------------------    -------------      ------------
William G. Barker, Jr..............           6,196,155              73.7               1,177,022            14.0
Kazuhiko Hama......................           6,235,655              74.2               1,137,522            13.5
Chor Weng Tan......................           6,813,855              81.0                 559,322             6.7
Arthur R. Taylor...................           6,761,855              80.4                 611,322             7.3
John F. Wallace....................           6,209,855              73.8               1,163,322            13.8



2. To approve new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.:

                                                          % of                               % of                          % of
                                    Shares Voted      outstanding       Shares Voted      outstanding       Shares     outstanding
                                        For              Shares           Against           Shares         Abstained      Shares
                                    ------------      ------------      ------------      ------------     ----------  -----------
                                     6,162,385            73.3           1,161,873           13.8           48,919          0.6





3. To approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co.,
   Ltd.:

                                                          % of                               % of                            % of
                                    Shares Voted      outstanding       Shares Voted      outstanding       Shares     outstanding
                                        For              Shares           Against           Shares         Abstained     Shares
                                    -------------     ------------      -------------     ------------     ----------  ------------
                                     6,161,636            73.3           1,161,122           13.8           50,419          0.6

4. To approve a new Investment  Sub-Advisory  Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management
   Hong Kong Limited:

                                                          % of                               % of                            % of
                                    Shares Voted      outstanding       Shares Voted      outstanding       Shares     outstanding
                                        For              Shares           Against           Shares         Abstained      Shares
                                    ------------      -------------     --------------    ------------     ----------   -----------
                                     6,150,935            73.2           1,169,323           13.9           52,919          0.6

5. To approve a new Investment  Sub-Advisory  Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management
   Singapore Limited:

                                                          % of                               % of                            % of
                                    Shares Voted      outstanding       Shares Voted      outstanding       Shares     outstanding
                                        For              Shares           Against           Shares         Abstained      Shares
                                    -------------     ------------      -------------      ----------      ----------  ------------
                                     6,152,035            73.2           1,168,323           13.9           52,819          0.6



                            KOREA EQUITY FUND, INC.

         REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

     Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.
     Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.
     To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund," the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometime extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                          DIVIDEND REINVESTMENT PLAN

     The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.
     Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2001, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.
     Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.
     The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.
     The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

----------------------------------------------------------------------------

                        SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.
-----------------------------------------------------------------------------


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
BOARD OF DIRECTORS                              ========================================================
William G. Barker, Jr.
Kazuhiko Hama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Kazuhiko Hama, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer
Rita Chopra, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com
                                                                       KOREA
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.                                      EQUITY
2-1-14 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan                                                  FUND, INC.

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
32nd Floor, Citibank Tower
CitiBank Plaza, 3 Gorden Rd.
Central Hong Kong, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore, Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT                                 ANNUAL REPORT
AND REGISTRAR
Equiserve                                                            OCTOBER 31, 2001
150 Royall Street
Canton, Massachusetts 02021

COUNSEL
Sidley Austin Brown & Wood LLP
875 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of The Americas
New York, New York 10036-2798

KOREA EQUITY FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936
------------------------------------------
This Report, including the Financial Statements,
is transmitted to the Share-holders of Korea
Equity Fund, Inc. for their information.
This is not a prospectus, circular or
representation intended for use in the
purchase of shares of the Fund or any
securities mentioned in the Report.             ========================================================

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